UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KOHL’S CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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D02703-P32437 See the reverse side of this notice to obtain proxy materials and voting instructions. KOHL'S CORPORATION N56 W17000 RIDGEWOOD DRIVE MENOMONEE FALLS, WI 53051 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2020. KOHL'S CORPORATION Meeting Information Meeting Type: Annual Meeting For holders as of: March 11, 2020 Date: May 13, 2020 Time: 8:00 A.M., Local Time Location: Kohl’s Innovation Center W165 N5830 Ridgewood Drive Menomonee Falls, Wisconsin 53051* You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. *As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the Annual Meeting may be held at another date, time or location or solely by means of remote communication. If we take any of those steps, we will announce the decision to do so in advance, and details for how to participate will be available at www.proxyvote.com.

D02704-P32437 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery. NOTICE AND PROXY STATEMENT FORM 10-K

Voting Items Nominees: The Board of Directors recommends that you vote FOR the following nominees: ITEM 1. Election of Directors ITEM 3. Advisory Vote on Approval of the Compensation of our Named Executive Officers. ITEM 4. Shareholder Proposal: Shareholder Right to Act by Written Consent. ITEM 5. Shareholder Proposal: Adoption of an Animal Welfare Policy. ITEM 2. Ratify Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending January 30, 2021. The Board of Directors recommends a vote FOR Item 2. The Board of Directors recommends a vote FOR Item 3. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote AGAINST Item 4. The Board of Directors recommends a vote AGAINST Item 5. 1a. Michael Bender 1b. Peter Boneparth 1c. Steven A. Burd 1d. Yael Cosset 1g. Jonas Prising 1e. H. Charles Floyd 1h. John E. Schlifske 1i. Adrianne Shapira 1j. Frank V. Sica 1k. Stephanie A. Streeter 1f. Michelle Gass D02705-P32437

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